                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                      A.O. Smith Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                          [AO SMITH CORPORATION LOGO]

                                P.O. BOX 245009
                            MILWAUKEE, WI 53224-9509

                           NOTICE AND PROXY STATEMENT

                 NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

     PLEASE TAKE NOTICE that the annual meeting of the stockholders of A. O. SMITH CORPORATION will be held on Wednesday, April 4, 2001, at 10:30 A.M., Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, for the following purposes:

     (1) To elect six directors chosen by the holders of Class A Common Stock.

     (2) To elect two directors chosen by the holders of Common Stock.

     (3) To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 2001.

     (4) To transact such other business and act upon such other matters which may properly come before the meeting or any adjournments thereof.

     Only holders of record of the Class A Common Stock and the Common Stock of the Company at the close of business on February 28, 2001, will be entitled to notice of and to vote at the meeting. The list of stockholders entitled to vote at the meeting will be available as of March 23, 2001, for examination by stockholders for purposes related to the meeting at our offices at 11270 West Park Place, Milwaukee, Wisconsin.

     YOU ARE INVITED TO ATTEND THE MEETING IN PERSON; HOWEVER, EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE TAKE A FEW MINUTES TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ARE A SHARE HOLDER OF RECORD (YOUR SHARES ARE IN YOUR NAME), THEN YOU ALSO MAY VOTE YOUR SHARES VIA THE TELEPHONE BY ACCESSING THE TOLL-FREE NUMBER INDICATED ON YOUR PROXY CARD OR VIA THE INTERNET BY ACCESSING THE WORLDWIDE WEBSITE INDICATED ON YOUR PROXY CARD. IF YOU ATTEND THE MEETING, THEN YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. YOUR ATTENTION IS DIRECTED TO THE PROXY STATEMENT ENCLOSED WITHIN.

                                            W. David Romoser
                                            Secretary

March 5, 2001

                          [AO SMITH CORPORATION LOGO]
                 ----------------------------------------------

                                P. O. BOX 245009
                            MILWAUKEE, WI 53224-9509
                 ----------------------------------------------

                                PROXY STATEMENT

                              GENERAL INFORMATION

     This proxy statement is furnished to stockholders of A. O. Smith Corporation (the "Company") in connection with the solicitation by its Board of Directors of proxies for use at the annual meeting of stockholders of the Company to be held on April 4, 2001, at 10:30 A.M., Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware.

     The record date for stockholders entitled to notice of and to vote at the meeting is the close of business on February 28, 2001 (the "Record Date"). As of the Record Date, the Company had issued 8,720,020 shares of Class A Common Stock, par value $5 per share, 8,687,425 shares of which were outstanding and entitled to one vote each for Class A Common Stock directors and other matters. As of the Record Date, the Company had issued 23,829,342 shares of Common Stock, par value $1 per share, 14,879,714 shares of which were outstanding and entitled to one vote each for Common Stock directors and one-tenth (1/10) vote each for other matters.

     The Notice of 2001 Annual Meeting of Stockholders, this proxy statement, form of proxy card and the Company's 2000 Annual Report are being mailed on or about March 5, 2001, to each stockholder of the Company at the holder's address of record.

     Under the Company's Restated Certificate of Incorporation, as long as the number of outstanding shares of Common Stock is at least 10% of the aggregate number of outstanding shares of Class A Common Stock, the holders of the Class A Common Stock and holders of the Common Stock vote as separate classes in the election of directors. The holders of the Common Stock are entitled to elect as a class 25% of the entire Board of Directors of the Company. Stockholders are entitled to one vote per share in the election of directors for their class of stock.

     A majority of the outstanding shares entitled to vote must be represented in person or by proxy at the meeting in order to constitute a quorum for purposes of holding the annual meeting. The voting by stockholders at the meeting is conducted by the inspectors of election. Abstentions and broker nonvotes are counted as present in determining whether the quorum requirement is met.

     Directors are elected by a plurality of the votes cast, by proxy or in person, with the holders voting as separate classes. A plurality of votes means that the nominees who receive the greatest number of votes cast are elected as directors. Consequently, any shares that are not voted, whether by abstention, broker nonvotes or otherwise, will have no effect on the election of directors.

     For all other matters considered at the meeting, both classes of stock vote together as a single class, with the Class A Common Stock entitled to one vote per share and the Common Stock entitled to 1/10th vote per share. All such other matters are decided by a majority of the votes cast. On such other matters, an abstention will have the same effect as a "no" vote but, because shares held by brokers will not be considered to vote on matters as to which the brokers withhold authority, a broker nonvote will have no effect on the vote.

     The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company. A proxy may be revoked by the person giving it at any time before the exercise thereof by delivering written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company or by attending the meeting and voting in person. All valid proxies not revoked will be voted unless marked to abstain. Where a choice is specified on a proxy, the shares represented by such proxy will be voted in accordance with the specification made. If no instruction is indicated, then the shares will be voted FOR proposals (1) through (3) set forth in the accompanying notice.

     The cost of soliciting proxies, including preparing, assembling and mailing the notice of meeting, proxy statement, form of proxy and other soliciting materials, as well as the cost of forwarding such material to the beneficial owners of stock, will be paid by the Company. In addition to solicitation by mail, directors, officers, regular employees of the Company and others may also, but without compensation other than their regular compensation, solicit proxies personally or by telephone or other means of electronic communication. The Company may reimburse brokers and others holding stock in their names or in the names of nominees for their reasonable out-of-pocket expenses in sending proxy material to principals and beneficial owners.

                               TABLE OF CONTENTS

PRINCIPAL STOCKHOLDERS......................................      4
ELECTION OF DIRECTORS.......................................      5
BOARD COMMITTEES............................................      7
DIRECTOR COMPENSATION.......................................      7
SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT..............      8
EXECUTIVE COMPENSATION......................................      9
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
  PARTICIPATION.............................................     12
BOARD PERSONNEL AND COMPENSATION COMMITTEE REPORT ON
  EXECUTIVE COMPENSATION....................................     12
PERFORMANCE GRAPH...........................................     15
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE
  ACT.......................................................     16
REPORT OF THE AUDIT COMMITTEE...............................     16
APPOINTMENT OF INDEPENDENT AUDITORS.........................     16
DATE FOR STOCKHOLDER PROPOSALS..............................     17
EXHIBIT A...................................................     18

                             PRINCIPAL STOCKHOLDERS

     The following table shows persons who may be deemed to be beneficial owners (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of more than 5% of any class of the Company's stock. Unless otherwise noted, the table reflects beneficial ownership as of December 31, 2000.

                                   NAME AND ADDRESS            AMOUNT AND NATURE OF   PERCENT
TITLE OF CLASS                   OF BENEFICIAL OWNER           BENEFICIAL OWNERSHIP   OF CLASS
--------------                   -------------------           --------------------   --------
Class A                   Smith Investment Company*                 8,067,252          92.83%
Common Stock              P.O. Box 245011
                          Milwaukee, WI 53224-9511(1)
Common Stock              Smith Investment Company                  1,559,076(2)       10.49%(2)
                          P.O. Box 245011
                          Milwaukee, WI 53224-9511(1)
Common Stock              Dimensional Fund Advisors Inc.            1,156,450(3)        7.78%
                          1299 Ocean Avenue, 11th Floor
                          Santa Monica, CA 90401
Common Stock              Perkins, Wolf, McDonnell & Company        1,341,700(4)        9.03%
                          53 West Jackson Blvd., Suite 722
                          Chicago, IL 60604
Common Stock              T. Rowe Price Associates Inc.             1,895,700(5)       12.76%
                          100 East Pratt Street
                          Baltimore, MD 21202

---------------
(1) Arthur O. Smith and Lloyd B. Smith are co-filers with Smith Investment Company on the Schedule 13G that Smith Investment Company has filed with the Securities and Exchange Commission.

(2) Pursuant to the Company's Restated Certificate of Incorporation, Class A Common Stock is convertible at any time at the option of the holder into Common Stock on a share-for-share basis. For purposes of computing beneficial ownership of SICO's Common Stock, assuming that all Class A Common Stock held by SICO was converted into Common Stock, SICO's beneficial ownership of the Common Stock is 9,626,328 shares, which represents 42% of the class of Common Stock.

(3) Dimensional Fund Advisors Inc. has sole voting power and sole dispositive power with respect to 1,156,450 shares.

(4) Perkins, Wolf, McDonnell & Company ("Perkins") has sole voting power and sole dispositive power with respect to 11,700 shares and shared voting power and shared dispositive power with respect to 1,330,000 shares. Perkins manages the Berger Small Cap Value Fund which, in a separate 13G filing, reports ownership of 1,000,000 shares of A. O. Smith Common Stock. These shares are included in the Perkins 13G filing.

(5) These securities are owned by various individual and institutional investors, including T. Rowe Small-Cap Fund, Inc. (which owns 1,008,900 shares, representing 6.79% of the shares outstanding). T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

 * Throughout the balance of the proxy statement, Smith Investment Company is referred to as "SICO".

     Information on beneficial ownership is based upon Schedules 13D or 13G filed with the Securities and Exchange Commission and any additional information that any beneficial owners may have provided to the Company.

                             ELECTION OF DIRECTORS

     Eight directors are to be elected to serve until the next succeeding annual meeting of stockholders and thereafter until their respective successors shall be duly elected and qualified. Owners of Class A Common Stock are entitled to elect six directors and owners of Common Stock are entitled to elect the two remaining directors.

     It is intended that proxies hereby solicited will be voted for the election of the nominees named below. Proxies will not be voted for a greater number of persons than the eight nominees named below. All nominees have consented to being named in the proxy statement and to serve if elected. If any nominee for election as a director shall become unavailable to serve as a director, then proxies will be voted for such substitute nominee as the Board of Directors may nominate.

     The following information has been furnished to the Company by the respective nominees for director. Each nominee has been principally engaged in the employment indicated for the last 5 years unless otherwise stated.

NOMINEES -- CLASS A COMMON STOCK

     W. MICHAEL BARNES -- Senior Vice President of Finance & Planning and Chief Financial Officer -- Rockwell International Corporation.

     Mr. Barnes, 58, was elected a director of the Company in 2000. He is a member of the Investment Policy Committee and Audit Committee. In July, 1991, he was named senior vice president of finance & planning and chief financial officer of Rockwell International Corporation. Mr. Barnes was elected a corporate vice president in 1989, responsible for business development and planning. Prior to 1989, he held other engineering, finance and executive positions at Rockwell International and its affiliated companies. Rockwell International Corporation is a global electronic controls and communications company engaged in industrial automation, avionics and communications and automated call distribution systems. Before joining Rockwell International, Mr. Barnes served as expert consultant to the Assistant Postmaster General in Washington, D.C.

     GLEN R. BOMBERGER -- Executive Vice President.

     Mr. Bomberger, 63, became a director and executive vice president in 1986. He was chief financial officer from 1986 to 2000. He is a member of the Investment Policy Committee of the Board. Mr. Bomberger joined the Company in 1960. He is a director of SICO and Firstar Funds, Inc.

     ROBERT J. O'TOOLE -- Chairman of the Board, President and Chief Executive Officer.

     Mr. O'Toole, 60, became chairman of the board in 1992. He is a member of the Investment Policy Committee of the Board. He was elected chief executive officer in March, 1989. He was elected president, chief operating officer and a director in 1986. Mr. O'Toole joined the Company in 1963. He is a director of Briggs & Stratton Corporation and Factory Mutual Insurance Company.

     DR. AGNAR PYTTE -- President Emeritus, Case Western Reserve University.

     Dr. Pytte, 68, was elected a director of the Company in 1991. He is a member of the Audit Committee of the Board. He became the president of Case Western Reserve University in July, 1987 and retired on June 30, 1999. Prior to July, 1987, Dr. Pytte was the provost at Dartmouth College where he held other academic positions since 1958. He is now adjunct professor at Dartmouth College. Dr. Pytte is also a director of The Goodyear Tire & Rubber Company.

     BRUCE M. SMITH -- Chairman of the Board, President and Chief Executive Officer of Smith Investment Company.

     Mr. Smith is 52 years of age and has been a director of the Company since 1995. He is a member of the Investment Policy Committee and the Personnel and Compensation Committee of the Board. He was elected chairman and chief executive officer of SICO on January 29, 1999, and was elected president of SICO in 1993. SICO is a diversified company which, through its wholly-owned subsidiaries, is involved in multicolor printing and related services and commercial warehousing, trucking and packaging. Prior to 1993, he was executive vice president of A. O. Smith Water Products Company, a division of the Company, from 1991 through June, 1993 and managing director of A. O. Smith Electric Motors (Ireland) Ltd., a subsidiary of the Company, from 1988 to 1991. Mr. Smith originally joined the Company in 1978. Mr. Smith is a director of SICO.

     MARK D. SMITH -- Business Manager, Strattec Security Corporation.

     Mr. Smith, 39, is a nominee for election as a director. He has served as a product business manager for Strattec Security Corporation since 1997. Strattec Security Corporation designs, develops, manufactures and markets mechanical locks, electro-mechanical locks and related security products for major automotive manufacturers. From 1994 to 1997 Mr. Smith was an operations manager of A. O. Smith Automotive Products Company, a former division of the Company.

NOMINEES -- COMMON STOCK

     WILLIAM F. BUEHLER -- Retired Vice Chairman of the Board of Directors, Xerox Corporation.

     Mr. Buehler, 61, was elected a director of the Company in 1998. He is a member of the Personnel and Compensation Committee of the Board. Mr. Buehler was named vice chairman of the board of directors and president -- Industry Solutions Operations of Xerox Corporation from April of 1999 through 2000. He joined Xerox Corporation in 1991 as executive vice president and chief staff officer. Xerox Corporation is a leader in the global document market, providing document solutions that enhance business productivity. Prior to joining Xerox, he spent 27 years with AT&T Corporation. Mr. Buehler is a director of Quest Diagnostics.

     KATHLEEN J. HEMPEL -- Former Vice Chairman and Chief Financial Officer, Fort Howard Corporation.

     Ms. Hempel, 50, was elected a director of the Company in 1998. She is the chairperson of the Audit Committee of the Board. Ms. Hempel was vice chairman and chief financial officer of Fort Howard Corporation from 1992 until its merger into Fort James Corporation in 1997. Ms. Hempel joined Fort Howard Corporation in 1973. Fort Howard Corporation manufactured paper and paper products. She is also a director of Oshkosh Truck Corporation, Whirlpool Corporation and Kennametal Corporation.

                                BOARD COMMITTEES

     The Board of Directors of the Company serves as a committee of the whole for designating nominees for election as director. The Board of Directors will consider written recommendations directed to the Chairman from stockholders concerning nominees for Director. The Board of Directors has 3 standing committees: the Personnel and Compensation Committee, the Investment Policy Committee and the Audit Committee. In 2000, the Personnel and Compensation Committee held 3 meetings, the Investment Policy Committee held 4 meetings and the Audit Committee met 3 times. The Personnel and Compensation Committee is responsible for establishing and administering the Company's compensation and benefit plans for officers, executives and management employees, including the determination of eligibility for participation in such plans. It determines the compensation to be paid to officers and certain other selected executives. The Investment Policy Committee is responsible for investment policy and certain other matters for all Company retirement funds and other employee benefit funds. The Audit Committee recommends the firm that will act as independent auditors for the Company and has the responsibility to review audit procedures and the internal controls of the Company. The Audit Committee operates under a charter which was approved by the Board of Directors and is included as Exhibit A. The Board of Directors has determined that the members of the Audit Committee are independent as defined by the applicable regulatory bodies.

                             DIRECTOR COMPENSATION

     With respect to fiscal 2000, directors received an annual retainer, paid quarterly, in the amount of $20,000 and the award of shares of Common Stock with a market value of $10,000 on the date of its award. Directors also received $1,200 for attendance at each board meeting, plus expenses and received $500 for each telephonic (special) board meeting. Each Audit and Personnel and Compensation Committee member received $3,000, and the chairperson of each received $4,000 annually; committee members also received $1,000 per meeting, plus expenses. Each Investment Policy Committee member received $3,000, and the chairperson received $4,000 annually; committee members also received $2,000 per meeting, plus expenses. Directors who are employees of the Company are not compensated for service as directors or committee members or for attendance at board or committee meetings. During 2000, a total of 5 regular meetings and 1 special meeting of the Board of Directors were held; all directors attended at least 75% of the number of board meetings and committee meetings, in the aggregate, on which the director served as a member.

     Certain directors have elected to defer payment of their fees and receipt of Common Stock shares under the Corporate Directors' Deferred Compensation Plan (the "Directors' Plan"). The Directors' Plan allows directors to defer all or a portion (not less than 50%) of their fees until any date, but not later than the year in which age 71 is attained. Payments can be made in a lump sum or in not more than 10 annual installments.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

     The following table shows, as of December 31, 2000, the Class A Common Stock and Common Stock of the Company and the Class A Common Stock and Common Stock options exercisable on or before March 1, 2001, beneficially owned by each director, each nominee for director, each named executive officer in the Summary Compensation Table and by all directors and executive officers as a group.

                                                                     AMOUNT AND NATURE OF           PERCENT
                   NAME                     TYPE OF STOCK**         BENEFICIAL OWNERSHIP(1)         OF CLASS
                   ----                     ---------------         -----------------------         --------
W. Michael Barnes                           Common Stock                     366 shares                   *
Tom H. Barrett                              Common Stock                   6,234 shares                   *
John A. Bertrand                            Common Stock                 131,850 shares(2)                *
Glen R. Bomberger                           Common Stock                 327,510 shares(2)            2.20%
William F. Buehler                          Common Stock                   3,232 shares                   *
Kathleen J. Hempel                          Common Stock                   2,896 shares                   *
Ronald E. Massa                             Common Stock                  91,181 shares(2)                *
Robert J. O'Toole                           Common Stock               1,102,120 shares(2)            7.42%
Dr. Agnar Pytte                             Common Stock                   6,664 shares                   *
W. David Romoser                            Common Stock                 119,266 shares(2)                *
Arthur O. Smith(3)                          Common Stock                   4,734 shares                   *
Bruce M. Smith(3)                           Common Stock                   1,744 shares                   *
Mark D. Smith(3)                            Common Stock                       0 shares                   *
All 21 Directors, Nominees and Executive
  Officers as a Group                       Common Stock               2,161,427 shares(2)           14.55%

---------------
*  Represents less than one percent.

** None of the directors, nominees and executive officers have beneficial ownership of Class A Common Stock (see footnote 3 below).

(1) Except as otherwise noted, all securities are held with sole voting and sole dispositive power.

(2) Includes 773,550; 252,750; 115,050; 84,575; 86,100 and 1,638,550 shares of
    Common Stock subject to options exercisable on or before March 1, 2001, respectively for Messrs. O'Toole, Bomberger, Bertrand, Massa, and Romoser and for all directors and executive officers as a group. Please refer to the Option Grants and Option Exercise Tables for additional stock option information.

(3) Excludes shares beneficially owned by SICO.

                             EXECUTIVE COMPENSATION

     The SUMMARY COMPENSATION TABLE reflects all compensation awarded to, earned by or paid to each of the Company's five most highly compensated executive officers, including the chief executive officer, during fiscal year 2000, as well as all compensation awarded, earned or paid in the two previous fiscal years.

--------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                                                                              LONG TERM
                                   ANNUAL COMPENSATION                                       COMPENSATION
------------------------------------------------------------------------------------------   ------------
                                                                                                AWARDS
                                                                                             ------------
                                                                              OTHER ANNUAL     OPTIONS       ALL OTHER
NAME AND                                                                      COMPENSATION     GRANTED      COMPENSATION
PRINCIPAL POSITION                           YEAR   SALARY($)(1)   BONUS($)      ($)(2)         (#)(3)         ($)(4)
------------------                           ----   ------------   --------   ------------   ------------   ------------
Robert J. O'Toole                            2000     733,000      600,000       89,395        196,900         62,046
  Chairman, President and                    1999     693,000      955,000       84,038         59,500        230,726
  Chief Executive Officer                    1998     660,000      881,000       40,581         91,700         93,908
Glen R. Bomberger                            2000     393,000      225,000       51,429         60,600         14,430
  Executive Vice President                   1999     375,000      360,000       67,078         18,300         55,221
                                             1998     357,000      330,000       28,274         28,200         30,301
John A. Bertrand
  Senior Vice President &
  President of A. O. Smith                   2000     282,500      120,000       38,908         50,200         12,519
  Electrical Products Company,               1999     255,000      250,000       42,245         15,200         33,610
  a division of the Company                  1998     220,000      220,000       22,606         15,100         19,427
Ronald E. Massa
  Senior Vice President &
  President of A. O. Smith                   2000     275,583      120,000       20,269         50,200         56,075
  Water Products Company,                    1999     262,583      200,000       22,919         15,200         65,433
  a division of the Company                  1998     249,583      195,000       21,088         23,400         46,504
W. David Romoser                             2000     257,000      115,000       25,342         34,900         12,629
  Vice President, General                    1999     245,000      185,000       24,539         10,500         46,563
  Counsel and Secretary                      1998     233,000      170,000       19,962         16,200         20,495

--------------------------------------------------------------------------------
(1)  Includes amounts earned during 2000 even if deferred.

(2) Includes amounts of tax reimbursements for the following: Company car, country club, financial counseling and executive term life insurance premiums and reimbursement of executive payments for term life insurance premiums.

(3)  See footnote (1) in Option Grants Table.

(4) All Other Compensation includes the amounts of: (a) Company contributions under the Profit Sharing Retirement Plan (a 401(k) plan) and contributions under the Supplemental Benefit Plan for the 401(k) plan and (b) the value of the non-term portion of the premiums paid by the Company (arrived at by treating the payment as an interest-free loan to the earliest possible date the payment can be refunded and calculating its present value) for the benefit of the named executive officers pursuant to the Executive Life Insurance Plan, a split-dollar insurance plan. The amounts paid in 2000 are as follows: Mr. O'Toole -- (a) $26,227 and (b) $35,819; Mr.
     Bomberger -- (a) $14,062 and (b) $368; Mr. Bertrand -- (a) $10,108 and (b)
     $2,411; Mr. Massa -- (a) $9,861 and (b) $46,214; and Mr. Romoser -- (a)
     $9,196 and (b) $3,433.

                              STOCK OPTION GRANTS

     The table below reflects the stock option grants made under the Long-Term Executive Incentive Compensation Plan to the five named executive officers during 2000.

--------------------------------------------------------------------------------
                              OPTION GRANTS TABLE
--------------------------------------------------------------------------------

                             Option Grants in 2000

                                                                                            POTENTIAL REALIZABLE VALUE AT
                                                                                               ASSUMED ANNUAL RATES OF
                                                                                              STOCK PRICE APPRECIATION
                                    INDIVIDUAL GRANTS                                            FOR OPTION TERM(2)
-----------------------------------------------------------------------------------------   -----------------------------
                                                          % OF
                                                          TOTAL
                                                         OPTIONS
                                            OPTIONS      GRANTED    EXERCISE
                                           GRANTED(1)    TO ALL      PRICE     EXPIRATION        5%              10%
                  NAME                        (#)       EMPLOYEES    ($/SH)       DATE           ($)             ($)
                  ----                     ----------   ---------   --------   ----------   -------------   -------------
Robert J. O'Toole
  Chairman, President and
  Chief Executive Officer                   196,900      32.55%     $13.563    10/10/10     $  1,679,498    $  4,256,176
Glen R. Bomberger                            60,600      10.00%     $13.563    10/10/10     $    516,900    $  1,309,925
John A. Bertrand                             50,200       8.30%     $13.563    10/10/10     $    428,191    $  1,085,120
Ronald E. Massa                              50,200       8.30%     $13.563    10/10/10     $    428,191    $  1,085,120
W. David Romoser                             34,900       5.80%     $13.563    10/10/10     $    297,686    $    754,396
                                            -------      ------                             ------------    ------------
Totals                                      392,800      64.90%         N/A       N/A       $  3,350,466    $  8,490,737
                                            =======      ======                             ============    ============
All Stockholders
  (23,549,455 shares of Class A
  Common Stock and Common Stock)                N/A         N/A         N/A       N/A       $201,222,793    $507,848,000
Named Executive Officers' % of Total
  Outstanding Shares                            N/A        .17%         N/A       N/A               .17%            .17%

--------------------------------------------------------------------------------
(1) All options were granted under the Long-Term Executive Incentive Compensation Plan. The options were granted on 10/10/00 as options to acquire Common Stock and are first exercisable on 10/10/01. All options were granted at the average of market value on the date of grant and have a 10-year term.

(2) The dollar values in these columns represent assumed rates of appreciation only, over the 10-year option term, at the 5% and 10% rates of appreciation set by the Securities and Exchange Commission rules. These amounts are not intended to predict or represent possible future appreciation of the Company's Common Stock value. Actual gains, if any, on stock option exercises and Common Stock holdings depend on future performance of the Company's Common Stock and overall stock market conditions.

                      OPTION EXERCISES AND YEAR-END VALUES

     The table includes information related to options exercised by the five named executive officers during fiscal year 2000 and the number and value of options held at the end of the fiscal year.

--------------------------------------------------------------------------------
                   OPTION EXERCISES AND YEAR-END VALUE TABLE
--------------------------------------------------------------------------------

 Aggregated Option Exercises in Fiscal Year 2000, and December 31, 2000, Option
                                     Values

                                                                         NUMBER OF SECURITIES
                                                                        UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                              OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                                                         DECEMBER 31, 2000 (#)        DECEMBER 31, 2000($)(1)
                                     SHARES ACQUIRED      VALUE       ---------------------------   ---------------------------
               NAME                  ON EXERCISE(#)    REALIZED($)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
               ----                  ---------------   -----------    -----------   -------------   -----------   -------------
Robert J. O'Toole
  Chairman, President
  and Chief Executive
  Officer                                72,000         $541,476        773,550        196,900      $2,227,481      $688,559
Glen R. Bomberger                        50,100         $365,820        252,750         60,600      $  774,416      $211,918
John A. Bertrand                              0         $      0        115,050         50,200      $  320,554      $175,549
Ronald E. Massa                               0         $      0         84,575         50,200      $   13,772      $175,549
W. David Romoser                              0         $      0         86,100         34,900      $   18,808      $122,045

--------------------------------------------------------------------------------

(1) Based on the difference between the option exercise price and the closing price on the New York Stock Exchange of $17.06 for the Common Stock on December 29, 2000.

--------------------------------------------------------------------------------
                             PENSION PLAN TABLE(1)
--------------------------------------------------------------------------------

                                         YEARS OF SERVICE(3)
                     ------------------------------------------------------------
REMUNERATION(2)(4)     10        20        25         30         35         40
------------------   -------   -------   -------   --------   --------   --------
       150,000       $22,245   $44,887   $56,109   $ 67,331   $ 78,553   $ 89,774
       175,000        23,706    47,501    59,398     71,295     83,192     95,090
       200,000        24,775    52,131    65,809     79,486     93,164    106,842
       225,000        25,843    56,761    72,219     87,678    103,136    118,595
       250,000        26,868    61,201    78,368     95,535    112,701    129,868
       275,000        27,446    63,706    81,836     99,966    118,096    135,000*
300,000 and above     27,548    64,146    82,445    100,745    119,044    135,000*

--------------------------------------------------------------------------------

(1) The Pension Plan Table shows estimated annual benefits payable to an executive officer upon retirement under the A. O. Smith Retirement Plan, assuming retirement at December 31, 2000, at age 65 and based upon the final compensation and years of service set forth in the Table. Benefit amounts were computed on a straight-life annuity basis.

(2) The compensation covered by the Plan is based on the average of the highest 5 years of annual compensation out of the last 10 years prior to retirement. The amount included in the calculation of compensation, as reflected in the Summary

    Compensation Table, is Salary and 50% of Bonus; but does not include Other Annual Compensation, Long Term Compensation or All Other Compensation amounts.

(3) Messrs. O'Toole, Bomberger, Bertrand, Massa, and Romoser had 37, 40, 33, 23, and 8 years of service, respectively, at year-end.

(4) Maximum allowable salary that can be used in benefit calculation through 1994 is $235,840; in 1994, 1995 and 1996 is $150,000; and in 1997, 1998 and
    1999 is $160,000 and 2000 is $170,000.

*  Maximum annual benefit payment in 2000 is $135,000.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The directors who served as members of the Personnel and Compensation Committee during fiscal year 2000 were Tom H. Barrett, William F. Buehler, Robert N. Pokelwaldt, Arthur O. Smith and Bruce M. Smith.

     During 2000, the Company provided SICO consulting services; office space; directors', officers' and group insurance coverage and other miscellaneous services. The Company was reimbursed by SICO in the amount of $80,910 for the Company's costs relating to such services. Mr. Glen R. Bomberger, an executive officer and a director of the Company, is also a director of SICO and served as a member of the Compensation Committee of SICO.

               BOARD PERSONNEL AND COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The Personnel and Compensation Committee (the "Committee") of the Board of Directors is responsible for establishing an executive compensation program and for administering the executive compensation policies and plans of the Company. The Committee also determines the amount of compensation that the Company's chief executive officer and other executive officers receive annually.

     The Committee consists of four members, each of whom is an outside director of the Company. This report was prepared by the Committee to provide the Company's stockholders with a summary of its executive compensation policies and practices.

     The Committee has two primary objectives relating to the Company's executive compensation program. The first is to recruit and retain high quality executive leadership which is committed to achieving the current and long term successful and profitable operations of the Company's businesses. The other is to maintain an incentive compensation program which links executive pay to the Company's return on investment.

     In order to achieve these objectives, the Committee provides an executive compensation program competitive with other comparably sized manufacturing companies. The Committee believes that return on investment currently provides the best measure of performance because it closely correlates the benefits to the stockholders with the financial incentives for the executives. The Committee has established ranges for financial incentives based upon return on investment, with smaller incentive payments for a modest return on investment and larger incentive payments for greater returns.

     The Company's executive compensation program consists of three components: base salary, short term incentive (bonus) compensation and long term incentive (stock options) compensation. In determining the executive compensation practices, the Committee compares the Company's executive compensation program with other companies' compensation programs for executives with similar management responsibilities. The companies surveyed include comparable manufacturing businesses. The Committee reviews executive compensation data bases and also this past year utilized an independent compensation consultant for purposes of evaluating and reviewing the Company's executive compensation program.

     The Committee has designated certain executives, including the chief executive officer ("CEO"), for compensation under the executive compensation program in accordance with the performance criteria and standards described below.

BASE SALARY

     The Committee establishes competitive salary ranges for the executive officers, generally at the median level of the salary ranges in the survey referred to above. In addition, the Committee reviews each executive's performance and accomplishments during the prior year as well as experience and service with the Company in determining the annual base salary level for the executive within the applicable salary range. In 2000, this methodology was followed in establishing base salaries for the executive officers.

SHORT TERM INCENTIVE COMPENSATION

     Short term incentive compensation is provided under the Executive Incentive Compensation Plan ("EICP"). The EICP, consistent with the Company's philosophy of linking compensation to the Company's return on investment, provides an opportunity for executives to earn a cash bonus, the amount of which is based upon the Company's and/or the operating unit's return on investment. Each year the Committee sets minimum and maximum financial objectives for each of the business units and the corporation. Achievement of these financial objectives by the business or corporate units determines the amount of the Incentive Compensation Fund available for the award of individual executive bonuses.

     Incentive compensation, while predicated on the executive's unit meeting its financial objective, is also based upon achievement of strategic objectives established each year for the executive. In determining the amount of the incentive compensation award to be paid to an individual executive, the Committee considers the executive's scope of responsibility, contributions to profit improvement and attainment of the individual's strategic objectives. Approximately half of the incentive compensation award distributed to the individual executive is based on the return on investment of the executive's business unit and is formula-based between maximum and minimum target achievement. The other half of the award is based upon accomplishment of the executive's strategic objectives, such as development of personnel, planning, maintenance of product leadership, continuous improvement programs and product and process research and development. In 2000, the Committee made incentive compensation awards to the participating executives based on these factors.

     The maximum amount of incentive compensation payable to an executive during any year is 200% of base salary. In order to be eligible for incentive compensation, executives are required to enter into annual contracts (standard incentive plan contracts required for all plan participants) which obligate them to remain in the employment of the Company for the year.

LONG TERM INCENTIVE COMPENSATION

     The Committee utilizes the shareholder approved Long Term Executive Incentive Compensation Plan ("LTEICP") as another key component in carrying out the Company's philosophy of linking the executive compensation program to the stockholders' interests. The LTEICP consists of stock options which are granted annually to the executives at the current market price of the stock on the date of the grant. The size of the option grant to the executive is established at a level commensurate with the median level of grants for the executive's position as reported in the aforementioned survey data and studies by independent compensation consultants.

Pursuant to the LTEICP, executives enter into standard plan contracts each year which reflect the specific terms of the stock option grants and terms of forfeiture should the executive leave the employment of the Company.

CEO COMPENSATION

     The Committee, in establishing the 2000 compensation program for the Chief Executive Officer, Robert J. O'Toole, employed the methodology and surveys previously described in this report. In setting Mr. O'Toole's base salary for 2000, the Committee reviewed his accomplishments during the prior year, experience, and service with the Company and determined to position it at the median level of salaries of chief executive officers of comparable manufacturing companies. Mr. O'Toole's bonus compensation for 2000 was directly related to the Company's return on investment earned by the Company and reflected Committee set minimum and maximum objectives. The maximum amount of bonus compensation payable to Mr. O'Toole is 200% of base salary. The Committee made stock option grants to Mr. O'Toole under the LTEICP consistent with the methodology utilized in making grants to the other participating executives.

CONCLUDING REMARKS

     The Committee reviewed executive compensation during 2000 and concluded that the stockholders' interests were well served by the executive compensation program. The Committee will continue to monitor and evaluate its executive compensation program and make any adjustments determined to be appropriate. The Committee has and intends to preserve the deductibility of executive compensation paid by the Company in accordance with the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended.

                       PERSONNEL & COMPENSATION COMMITTEE

                          TOM H. BARRETT, CHAIRPERSON
                           WILLIAM F. BUEHLER, MEMBER
                            ARTHUR O. SMITH, MEMBER
                             BRUCE M. SMITH, MEMBER

                               PERFORMANCE GRAPH

     The graph below shows a five-year comparison of the cumulative shareholder return on the Company's common stock with the cumulative total return of companies on the S&P Smallcap 600 and the S&P 600 Electrical Equipment Index, all of which are published indices.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                  FROM DECEMBER 31, 1995 TO DECEMBER 31, 2000

              ASSUMES $100 INVESTED WITH REINVESTMENT OF DIVIDENDS

                              [PERFORMANCE GRAPH]

-----------------------------------------------------------------------------------------------------------------------
                                                                               INDEXED RETURNS
                                                 BASE                            YEARS ENDING
                                                PERIOD     --------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                 COMPANY/INDEX                 12/31/95    12/31/96    12/31/97    12/31/98    12/31/99    12/31/00
-----------------------------------------------------------------------------------------------------------------------
    SMITH (A O) CORP                            100.00      147.98      213.24      189.33      171.81      137.97
-----------------------------------------------------------------------------------------------------------------------
    S&P SMALLCAP 600 INDEX                      100.00      121.32      152.36      150.37      169.02      188.96
-----------------------------------------------------------------------------------------------------------------------
    S&P 600 ELECTRICAL EQUIPMENT                100.00      114.00      140.36      141.92      218.65      211.49
-----------------------------------------------------------------------------------------------------------------------

                      COMPLIANCE WITH SECTION 16(A) OF THE
                            SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York and American Stock Exchanges. Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) Forms 3, 4 and 5 which they file.

     Based solely on its review of the copies of such forms received by the Company and written representations from certain reporting persons during fiscal year 2000, the Company believes that all filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were met.

                         REPORT OF THE AUDIT COMMITTEE

     The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and to report the results of the Committee's activities to the Board. Management has the primary responsibility for the financial statements and reporting process, including the systems of internal control, and Ernst & Young LLP (the independent auditors) is responsible for auditing those financial statements. We have reviewed and discussed with management and the independent auditors the Company's audited financial statements as of and for the year ended December 31, 2000.

     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors their independence. In addition, we have considered the compatibility of nonaudit services with the auditors' independence.

     In reliance on the reviews and discussions referred to above, we recommended to the Board of Directors that the audited financial statements, referred to above, be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, filed with the Securities and Exchange Commission. The committee and the board have also recommended, subject to shareholder approval, the selection of Ernst & Young LLP, as the Company's independent auditors for fiscal 2001.

                        Kathleen J. Hempel, Chairperson
                      W. Michael Barnes, Committee Member
                       Dr. Agnar Pytte, Committee Member

                      APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed Ernst & Young LLP, Certified Public Accountants, as the Company's independent auditors for 2001. The action of the Board of Directors was taken upon the recommendation of its Audit Committee. Fees for the last annual audit were $282,000 and all other fees were $489,000, including audit related services of $213,000 and nonaudit services of $276,000. Audit related services are principally fees for foreign statutory audits and certain accounting consultations. Nonaudit services pertain to tax consulting services. The Audit Committee has considered whether the fees of Ernst & Young LLP for nonaudit services is compatible with maintaining Ernst & Young LLP's independence. Although not required to be submitted to a vote of the stockholders, the Board of Directors believes it appropriate to obtain stockholder ratification of the Board's action in appointing Ernst & Young LLP as the Company's independent auditors. Should such appointment not be ratified, the Board of Directors will reconsider the matter.

                                 OTHER BUSINESS

     Management is not aware of any matters other than those stated above that may be presented for action at the meeting, but should any matter requiring a vote of the stockholders arise, it is intended that proxies solicited will be voted in respect thereof in accordance with the discretion of the person or persons voting the proxies.

                         DATE FOR STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 2002 annual meeting of stockholders must be received by the Company no later than November 3, 2001, to be included in the Company's proxy materials for the 2002 meeting. If a stockholder who otherwise desires to bring a proposal before the 2002 meeting does not notify the Company of its intent to do so on or before January 18, 2002, then the proposal will be untimely, and the proxies will be able to vote on the proposal in their discretion.

March 5, 2001

     EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE, OR VOTE YOUR SHARES VIA THE TELEPHONE OR INTERNET. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                                                       EXHIBIT A

                            A. O. SMITH CORPORATION

                            AUDIT COMMITTEE CHARTER

The Audit Committee shall provide assistance to the Board of Directors in fulfilling the Board's oversight responsibility relating to the Company's financial statements and the financial reporting process, the systems of internal control and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to attempt to ensure that there is free and open communication among the Committee, independent auditors, the internal auditors and management of the Company. The Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel or other experts for this purpose. In carrying out its responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the work of the Company's independent auditors.

Organization

This charter governs the composition and operations of the Audit Committee. The Committee shall review and reassess the adequacy of this charter at least annually and recommend any appropriate changes to the Board of Directors for approval. The Committee shall be annually appointed by the Board of Directors and shall consist of at least three Directors, each of whom is independent. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise.

Responsibility and Processes

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and to report the results of the Committee's activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

- The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The Committee, together with the Board, shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors, which may be subject to shareholders' approval.

- The Committee shall ensure that the independent auditors submit on an annual basis to the Committee a formal written statement delineating all relationships between such firm and the Company, consistent with Independence Standards Board Standard 1, actively engage in a dialogue with such firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the firm and take or recommend that the Board of Directors take appropriate action in response to the firm's report to satisfy itself as to the firm's independence.

- The Committee shall review and approve annual audit fees and review the nature and cost of the non-audit services provided by the independent auditors.

- The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. The Committee shall review the independent auditors' management letter and recommendations and management's response. Further, the Committee shall meet separately with the independent auditors and internal auditors, without management present, to discuss the results of their examinations.

- The Committee shall review major accounting policy changes adopted by the Company. In addition, the Committee shall maintain current knowledge on the major new or proposed technical requirements, regulations, or legislation affecting the Company.

- The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K including their judgment about the quality, not just acceptability, of the selection and application of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements, and determine whether to recommend to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K. Also, the Committee shall review the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

- Prior to the release of quarterly earnings, if in the opinion of management or the independent auditors there are matters to be reviewed with the Committee, including any matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, a discussion shall be held with the Committee chair or another Committee member.

- The Committee shall meet periodically with management to review the Company's major financial risk exposures and steps management has taken to monitor and control such exposures.

While the Committee has the responsibilities and powers set forth above, it is not the duty of the Committee to plan or conduct audits, and the Committee is not responsible for the preparation, content, integrity or objectivity of the Company's financial statements. These are the responsibility of management and the Company's independent public accountants. Further, it is not the duty of the Committee to resolve disagreements, if any, between management and the Company's independent public accountants, to assure compliance with laws and regulations or the Company's rules, policies and procedures, or to conduct investigations.

                          [AO SMITH CORPORATION LOGO]

                                                       COMPANY #
                                                       CONTROL #

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE--TOLL FREE--1-800-240-6326--QUICK***EASY***IMMEDIATE

- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (ET) on April 3, 2001.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
-    Follow the simple instructions the Voice provides you.

VOTE BY INTERNET--http://www.eproxy.com/AOS/--QUICK***EASY***IMMEDIATE

- Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 3, 2001.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to A. O. SMITH CORPORATION, c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.


      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD
                            \/ Please detach here \/




                   A. O. SMITH CORPORATION 2001 ANNUAL MEETING
                              PROXY - COMMON STOCK

This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR proposals 1 and 2.


1. Election of directors:   01 William F. Buehler     02 Kathleen J. Hempel     /__/ Vote FOR            /__/ Vote WITHHELD
                                                                                     all nominees             from all nominees
                                                                                     (except as marked)

(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)
                                                                                            -------------------------------


2.  Proposal to approve the ratification of Ernst & Young LLP as the independent     /__/  FOR       /__/  AGAINST     /__/  ABSTAIN
    auditors of the corporation:

    DIRECTORS RECOMMEND A VOTE FOR.


Address change?  Mark Box    /__/                                                            Date
Indicate changes below:                                                                          -----------------------------------




                                                                                ----------------------------------------------------
                                                                                Signature(s) in Box
                                                                                Please sign exactly as your name appears hereon.
                                                                                When shares are held by joint tenants, both should
                                                                                sign. When signing as attorney, executor,
                                                                                administrator, trustee or guardian, please give full
                                                                                title as such. If a corporation, please sign in full
                                                                                corporate name by President or other authorized
                                                                                officer. If a partnership, please sign in
                                                                                partnership name by authorized person.

                             A. O. SMITH CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                            WEDNESDAY, APRIL 4, 2001
                             10:30 A.M. EASTERN TIME

                                  HOTEL DU PONT
                             11TH AND MARKET STREETS
                           WILMINGTON, DELAWARE 19801












                             A. O. SMITH CORPORATION
                              PROXY - COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ROBERT J. O'TOOLE, KENNETH W. KRUEGER and W. DAVID ROMOSER, or any one of them, with full power of substitution, as proxy or proxies of the undersigned to attend the annual meeting of stockholders of A. O. Smith Corporation to be held on April 4, 2001, at 10:30 a.m. Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, or at any adjournment thereof, and there to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.


          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
             DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS
              MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.




          PLEASE VOTE BY TELEPHONE OR THE INTERNET OR MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                      See reverse for voting instructions.

                                                       COMPANY #
                                                       CONTROL #

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE--TOLL FREE--1-800-240-6326--QUICK***EASY***IMMEDIATE

- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (ET) on April 3, 2001.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
-    Follow the simple instructions the Voice provides you.

VOTE BY INTERNET--http://www.eproxy.com/AOS/--QUICK***EASY***IMMEDIATE

- Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 3, 2001.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to A. O. SMITH CORPORATION, c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.


      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD
                            \/ Please detach here \/




                   A. O. SMITH CORPORATION 2001 ANNUAL MEETING
                           PROXY - CLASS A COMMON STOCK

This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR proposals 1 and 2.


1. Election of directors: 01 W. Michael Barnes  02 Glen R. Bomberger  03 Robert J. O'Toole
                          04 Dr. Agnar Pytte   05 Bruce M. Smith     06 Mark D. Smith      /__/ Vote FOR      /__/ Vote WITHHELD
                                                                                                all nominees       from all nominees
                                                                                                (except as marked)

(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)
                                                                                            -------------------------------


2.  Proposal to approve the ratification of Ernst & Young LLP as the independent       /__/  FOR      /__/  AGAINST     /__/ ABSTAIN
    auditors of the corporation:

    DIRECTORS RECOMMEND A VOTE FOR.


Address change?  Mark Box    /__/                                                              Date
Indicate changes below:                                                                            ---------------------------------




                                                                                ----------------------------------------------------
                                                                                Signature(s) in Box
                                                                                Please sign exactly as your name appears hereon.
                                                                                When shares are held by joint tenants, both should
                                                                                sign. When signing as attorney, executor,
                                                                                administrator, trustee or guardian, please give full
                                                                                title as such. If a corporation, please sign in full
                                                                                corporate name by President or other authorized
                                                                                officer. If a partnership, please sign in
                                                                                partnership name by authorized person.

                             A. O. SMITH CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                            WEDNESDAY, APRIL 4, 2001
                             10:30 A.M. EASTERN TIME

                                  HOTEL DU PONT
                             11TH AND MARKET STREETS
                           WILMINGTON, DELAWARE 19801












                             A. O. SMITH CORPORATION
                          PROXY - CLASS A COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ROBERT J. O'TOOLE, KENNETH W. KRUEGER and W. DAVID ROMOSER, or any one of them, with full power of substitution, as proxy or proxies of the undersigned to attend the annual meeting of stockholders of A. O. Smith Corporation to be held on April 4, 2001, at 10:30 a.m. Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, or at any adjournment thereof, and there to vote all shares of Class A Common Stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
             DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS
              MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



     PLEASE VOTE BY TELEPHONE OR THE INTERNET OR MARK, SIGN, DATE AND RETURN
              THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                      See reverse for voting instructions.

                                                       COMPANY #
                                                       CONTROL #

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE--TOLL FREE--1-800-240-6326--QUICK***EASY***IMMEDIATE

- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (ET) on April 3, 2001.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
-    Follow the simple instructions the Voice provides you.

VOTE BY INTERNET--http://www.eproxy.com/AOS/--QUICK***EASY***IMMEDIATE

- Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 3, 2001.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to A. O. SMITH CORPORATION, c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.


      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD
                            \/ Please detach here \/




                   A. O. SMITH CORPORATION 2001 ANNUAL MEETING
                              VOTING INSTRUCTIONS

Voting Instructions to the Trustee: If no choices are marked below, the Trustee will vote FOR proposals 1 and 2.



1. Election of directors:   01 William F. Buehler     02 Kathleen J. Hempel     /__/ Vote FOR                /__/  Vote WITHHELD
                                                                                     all nominees                  from all nominees
                                                                                     (except as marked)

(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)
                                                                                            -------------------------------


2.  Proposal to approve the ratification of Ernst & Young LLP as the independent     /__/  FOR       /__/  AGAINST     /__/  ABSTAIN
    auditors of the corporation:

    DIRECTORS RECOMMEND A VOTE FOR.


Address change?  Mark Box    /__/                                                            Date
Indicate changes below:                                                                          -----------------------------------


                                                                                ----------------------------------------------------
                                                                                Signature(s) in Box
                                                                                Please sign exactly as your name appears on this
                                                                                proxy. When signing as attorney, executor,
                                                                                administrator, trustee or guardian, please give full
                                                                                title as such.


                             A. O. SMITH CORPORATION


                         ANNUAL MEETING OF STOCKHOLDERS

                            WEDNESDAY, APRIL 4, 2001
                             10:30 A.M. EASTERN TIME

                                  HOTEL DU PONT
                             11TH AND MARKET STREETS
                           WILMINGTON, DELAWARE 19801










                             A. O. SMITH CORPORATION


           VOTING INSTRUCTIONS TO THE MARSHALL & ILSLEY TRUST COMPANY
                        TRUSTEE OF THE A. O. SMITH PROFIT
                             SHARING RETIREMENT PLAN


          THIS VOTING INSTRUCTION IS SOLICITED ON BEHALF OF THE TRUSTEE



The undersigned hereby directs the Marshall & Ilsley Trust Company, Trustee of the A. O. Smith Profit Sharing Retirement Plan, to vote the shares of A. O. Smith Corporation Common Stock allocated to the undersigned's account in said Trust at the Annual Meeting to be held on April 4, 2001, and all adjournments.

VOTING INSTRUCTIONS TO THE TRUSTEE: IF NO CHOICES ARE MARKED, THE TRUSTEE WILL VOTE FOR PROPOSALS 1 AND 2.



     PLEASE VOTE BY TELEPHONE OR THE INTERNET OR MARK, SIGN, DATE AND RETURN
              THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



                      See reverse for voting instructions.